Exhibit 99.1

United Insurance Holdings Corp.

NASDAQ: UIHC

Investor Presentation September 2015 “Managing Volatility”

Vision and Implications

To be the premier provider of property

VISION

insurance in

Intrinsic volatility must – and can –be managed while generating strong returns for shareholders

SEPTEMBER 2015 INVESTOR PRESENTATION: “Managing Volatility”

Why We Exist

“Tropical Storm Erika strengthens, heads toward Florida”

— CNBC 27 Aug 15

“Tropical Storm Erika’s track shifts slightly west, still projected to hit Florida”

— Times-Picayune, 28 Aug 15

“Erika dissipates as tropical cyclone, forecasters say”

— Orlando Sentinel 29 Aug 15

The inherent unpredictability, both short and long term, of tropical cyclones, presents a long-term opportunity for UPC

Insurance to build a diversified, sustainable, profitable business in coastal states.

SEPTEMBER 2015 INVESTOR PRESENTATION: “Managing Volatility”

How to Manage Volatility and Win in the Long Term

Shareholder Value Creation

Strategically

-Diversify;

- Write multiperil;

- Generate fee income

Financially

Operationally

- Low operating and financial leverage;

- Conservative investments;

- Strong reinsurance

- Insource core functions;

- Robust technological infrastructure;

- Strong partnerships with cat IA firms

SEPTEMBER 2015 INVESTOR PRESENTATION

GROWTH AND DIVERSIFICATION

SEPTEMBER 2015 INVESTOR PRESENTATION: “Managing Volatility”

UPC’s Huge Market Opportunity

Relative U.S. Hurricane Risk¹

FL is only 12%-23% of the market

Exposed Property Values ($ billion) ²

State

1 New York

2 Florida

3 Texas

4 Massachusetts

5 New Jersey

6 Connecticut

7 Louisiana

8 Virginia

9 South Carolina

10 Maine

11 North Carolina

12 Rhode Island

13 Alabama

14 Georgia

15 New Hampshire

16 Delaware

17 Mississippi

18 Maryland

Total

All TIV

7,838

5,963 2,365 3,100 1,261 1,103 2,019 998 398 2,092 352 1,100 2,472 406 268 569 1,551

Coastal TIV

5,610

1,588 1,278 1,216 786 397 312 276 239 180 156 144 109 109 89 76 22

Peak Coastal TIV

2,484

1,187 318 319 359 126 104 103 105 57 60 98 65 109 54 43 22

Export capabilities to all cat-exposed areas

¹ Source: AIR Worldwide

² Source: Karen Clark & Company

SEPTEMBER 2015 INVESTOR PRESENTATION: “Managing Volatility” 6

UPC is Licensed in all Target States Except Maine

Strategy not limited to just one or a few select markets (writing in 9 states)

Organic growth not limited to coastal areas (good spread of risk)

No need for huge market share Now (avoids concentration risk) licensed in 18 of 19 coastal states ¹

Written Premium in 2014 Launched July 2015 Plan to bring online during 2015

¹ All states expected to be operational by 12/31/16

SEPTEMBER 2015 INVESTOR PRESENTATION: “Managing Volatility” 7

UPC is Achieving Growth and Geographic Diversification

Policies in-force at 12/31/2014

159,221 74%

56,166 26%

[VALUE] [PERCENTA

[VALUE] GE] [PERCENTA

GE]

[VALUE]

[PERCENTA

[VALUE] GE] [PERCENTA

GE]

FL SC MA RI Other (NC,NJ, TX)

Total PIF: 215,387

Policies in-force at 6/30/2015

170,003 115,330 59% 41%

[VALUE] [PERCENTA

GE] 22,537 [VALUE] 8% [PERCENTA

GE]

54,044 19%

FL SC MA RI Other (LA, NC, NJ & TX)

Total PIF: 285,333

6-month PIF growth 32.5%

SEPTEMBER 2015 INVESTOR PRESENTATION: “Managing Volatility” 8

UPC has Four Proven Pathways for Growth

4,000 Appointed Independent Agencies & MGA’s Nationally

Organic Underwriting

Depopulation Initiatives

Carrier Partnerships

Merger & Acquisition

SEPTEMBER 2015 INVESTOR PRESENTATION: “Managing Volatility” 9

UPC’s Product Offerings – Residential only but Diversified

Homeowners Dwelling Fire Condo Owners Renters

Federal Flood (not at-risk, fee based, CAT hedge)

Commercial Residential

SEPTEMBER 2015 INVESTOR PRESENTATION: “Managing Volatility”

OPERATIONAL STRENGTH

SEPTEMBER 2015 INVESTOR PRESENTATION: “Managing Volatility”

Organizational Structure

United Insurance Holdings Corp. (NASDAQ: UIHC)

Delaware Non Insurer

United Property & Casualty Insurance Company

Florida Insurer NAIC 10969

100% Owned by UIHC

United Insurance Management, L.C.

Florida Non Insurer

100% Owned by UIHC

Family Security Holdings, LLC (FSH)

Delaware Non Insurer

100% Owned by UIHC

Skyway Claims Services, LLC

Florida Non Insurer

100% Owned by UIHC

UPC Re

Cayman Islands Reinsurer

100% Owned by UIHC

Family Security Insurance Company, Inc.

Hawaii Insurer NAIC 14432

100% Owned by FSH

Family Security Underwriters, LLC

Florida Non Insurer

100% Owned by FSH

SEPTEMBER 2015 INVESTOR PRESENTATION: “Managing Volatility”

Investing in key functional areas

Claims

Fully transitioned to new claims system in June 2015

Roughly 60 full-time associates supplemented by strong relationships with national adjusting firms providing multiple layers of response (CAT & NonCAT) Highly scalable model with automated workflows and new preventative controls

Policy Administration

New policy administration platform went live in July 2015

New states will all launch on the new system & existing states migrated over time Significant reduction in cost combined with improved control over service delivery

Underwriting

Sophisticated pricing model for cat risk

Avoiding adverse selection through agent selection, underwriting criteria, and monitoring of book performance

Product Management

Completed development of our next generation product (UPC 1.0)

Have P&L responsibility for each product / territory where UPC is taking risk

SEPTEMBER 2015 INVESTOR PRESENTATION: “Managing Volatility”

FINANCIAL STRENGTH

SEPTEMBER 2015 INVESTOR PRESENTATION: “Managing Volatility”

UPC is Conservatively Capitalized

Strong liquidity relative to loss reserves and potential net retained catastrophe loss exposure

Cash & Invested Assets

$600,000 $500,000 $400,000 $300,000 $200,000 $100,000 $0

Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 Q1-15 Q2-15

Investments Cash

Will add capital when prudent, but focus is on ROAE

Low financial leverage: Debt/Equity = 5.9%

1Underwriting leverage = net earned premiums (ttm) / stockholders’ equity at June 30, 2015

SEPTEMBER 2015 INVESTOR PRESENTATION: “Managing Volatility” 15

Consolidated GAAP ($000)

Assets

Investments Cash Receivables Current Assets Other Assets

Total Assets

6/30/2015

$ 399,290 105,752 45,223 550,265 239,436

789,701

12/31/2014

$ 381,627 61,391 31,369 474,387 109,782

584,169

% Chg

4.6%

72.3%

44.2%

16.0%

118.1%

35.2%

Liabilities

Loss Reserves Unearned Premiums Reinsurance Payable Other liabilities Notes Payable

Total Liabilities

Stockholders’ Equity

67,638 272,167 164,970 52,528 12,941

570,244

$ 219,457

54,436 229,486 45,254 37,701 13,529

380,406

$ 203,763

24.3% 18.6% 264.5% 39.3% -4.3%

49.9%

7.7%

Underwriting leverage¹ is about 1.3x equity despite significant premium growth

Investments Avoid Asset Risk

Designed to preserve capital, maximize after-tax investment income, maintain liquidity and minimize asset risk

As of June 30, 2015, 100% of the Company’s fixed maturity portfolio was rated investment grade

% of total

Value ¹ Cash and

Securities Portfolio ($mm) Investments

Fixed Maturities $368.3 72.9%

Cash & Cash Equivalents 105.8 21.0%

Equity Securities 27.9 5.5%

Other Long-Term Investments 3.0 0.6%

Total cash and investments $505.0 100%

¹ Data as of June 30, 2015

Investment Portfolio Allocation 1

Government & Agency Municipal Corporate Preferred equity Common equity

Other long term investments Cash & cash equivalents

20.9% 20.4%

0.6%

5.0%

0.9%

24.5%

27.6%

20.9% 20.4%

0.6%

5.0%

0.9%

24.5%

27.6%

SEPTEMBER 2015 INVESTOR PRESENTATION: “Managing Volatility” 16

2015-16 Catastrophe Reinsurance Program Structure

UPC INSURANCE Keep the Promise™



RETURN TIME [1]
$1.27B
LAYER 7 – SECOND EVENT
$95.0M (Single Shot)
1st Event Exhaustion
$1.18B
190.0 YR
LAYER 6
$125.0M xs $25.0M (Single Shot)
$1.05B
LAYER 5
$125.0M xs $25.0M
(Single Shot)
$928.2M
$895.1M
100.0 YR
$861.7M
LAYER 4
$115.0M xs $25.0M
(Single Shot)
Private FHCF
45% of
$631.3M xs $230.4M
Mandatory FHCF [2]
45% of
$671.6M xs $224.7M
$564.6M
1928 Okeechobee
$490.5M
Donna
$376.4M
$340.9M
All 2004 Storms
LAYER 3
(Single Shot)
$230.4M
$160.5M
Andrew
$145.0M
LAYER 2
$100.0M xs $25.0M (Single Shot)
$45.0M
LAYER 1 $20.0M xs $25.0M (Single Shot)
$25.0M
U/L: $20.0M xs $5.0M ($25M AAD For Florida Only)
$5.0M
$5.0M RETENTION

Layers 1-7 "cascade" or "drop" down as coverage is utilized for any number of events until exhausted providing unique:

SEVERITY PROTECTION

Since 1900, there has never been a hurricane that would have exhausted UPC's 2015-16 catastrophe reinsurance program.[1]

and

FREQUENCY PROTECTION

Either of the 2 most active seasons on record (2004 or 2005) would not exhaust UPC's 2015-16 catastrophe reinsurance program.[1]

plus

Our named windstorm retention for all states excluding FL is $5m per occurrence and our FL retention is $25m but drops to $10m for a 2nd event and $5m thereafter with protection against events hitting FL and another state.

[1] Return time shown using AIR v15 LT no DS (based on projected 9/30/15 exposures)

[2] Revised for June 30, 2015 FHCF data call

SEPTEMBER 2015 **INVESTOR PRESENTATION: "Managing Volatility"** 17

Conservative Risk Retention

Catastrophe Losses Non Catastrophe Losses

Named Windstorm ¹ All Other Events ² All Other Perils (AOP) per risk

Limit Personal Lines Commercial Lines

Occurrence $1,180,000,000 $22,000,000 $ 2,000,000 $10,000,000

Aggregate $1,275,000,000 $44,000,000 $ 8,000,000 $20,000,000

Facultative Reinsurance

100% in excess of

$10.0 Million

Retention

All States (excluding Florida)

Any Event

Florida Only

1st Event $25,000,000 $3,000,000 $ 1,000,000 $1,000,000

2nd Event $10,000,000 $3,000,000 $ 1,000,000 $1,000,000

3rd & Subsequent Events $5,000,000 $3,000,000 $ 1,000,000 $1,000,000

¹ As designated by the National Hurricane Center

² As determined by ISO’s Property Claim Services (PCS)

SEPTEMBER 2015 INVESTOR PRESENTATION: “Managing Volatility” 18

Impact of Historical CAT Events on UPC's Portfolio

UPC INSURANCE Keep the Promise™

Modeled losses for the costliest historical storms if they recurred in 2015:

	Historical Event	Year	S.S. Category	Est. Industry Gross Loss [1] ($ billion)	Industry Return [1] Period (Yrs)	Est. UPC Gross Loss [2] ($ million)	Est. UPC Net Loss [3] ($ million)	UPC Proforma 2015 Net Inc. [4] ($ million)	UPC Proforma Risk-Adjusted ROAE [4]
1	Miami	1926	5	$126	121	$489	$25.0	$16.4	7.7%
2	Andrew	1992	5	$55	30	$161	$21.7	$18.5	8.7%
3	Ft. Lauderdale	1947	4	$52	27	$454	$5.0	$29.0	13.3%
4	Lake Okeechobee	1928	4	$49	25	$565	$9.4	$26.2	12.1%
5	Betsy	1965	3	$40	20	$211	$5.0	$29.0	13.3%
6	Katrina	2005	3	$39	20	$207	$5.0	$29.0	13.3%
7	Galveston	1900	4	$39	19	$128	$5.0	$29.0	13.3%
8	Donna	1960	3	$33	16	$491	$5.0	$29.0	13.3%
9	New England	1938	3	$33	15	$142	$5.0	$29.0	13.3%
10	Wilma	2005	3	$30	10	$137	$25.0	$16.4	7.7%

All modeled events are likely earnings events NOT capital events

Multi-state events may include loss recoveries that lower retention despite initial FL landfall

[1] Source: AIR Worldwide

[2] Estimated modeled loss using AIR v15 LT at 9/30/15

[3] Estimated gross loss less recoveries from UPC's 2015-16 catastrophe reinsurance program

[4] Raymond James estimate as of 8/5/2015 less after-tax impact of actual, estimated & modeled catastrophe losses during 2015

SEPTEMBER 2015 **INVESTOR PRESENTATION: "Managing Volatility"** 19

RESULTS

SEPTEMBER 2015 INVESTOR PRESENTATION: “Managing Volatility”

Key Operating Metrics

Results as of June 30, 2015:

Revenue Growth

24.1%

ROAE

12.6%

BVPS

Growth

15.1%

Underlying Combined Ratio ¹

89.4%

Despite $22 million of net catastrophe losses!

¹ “Underlying” results exclude losses incurred from catastrophes and prior year reserve development

SEPTEMBER 2015 INVESTOR PRESENTATION: “Managing Volatility” 21

Operating Expense Trends

Gross Expense Ratio Components

30%

28%

26%

24% 5.4%

4.7% 6.4%

22% 4.7% 5.0% 4.5% 6.1%

4.6%

20% 4.2% 4.0%

3.1%

18% 35%. 2.8% 2.9% 3.1%

2.6% 3.1%

16% 2.5%

14%

12%

10%

5%

8% 16.2% 16.4% 15.3% 16.0% 16.7% 17.1% 15.8% 16.7% 17.

6%

4%

2%

0%

Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14

PAC Operating G&A

Cost redundancies of migrating from outsourced to insourced operating model are approaching their peak and expected to begin trending down next year

SEPTEMBER 2015 INVESTOR PRESENTATION: “Managing Volatility” 22

Operating Highlights

Consolidated GAAP ($000)

YTD 2015 YTD 2014 % Chg Consistent revenue growth

Revenue

Gross Earned $ 236,164 $ 192,234 22.9% fueled by state expansion…

Ceded Earned (77,664) (64,016) 21.3%

Net Earned 158,500 128,218 23.6%

Investment Income 4,312 3,084 39.7% Earned Premium Growth

Realized gain(loss) (11) 45 124.4%

Other revenue 4,935 3,864 27.7% $140,000

$120,000

Expenses $100,000

Loss & LAE—NonCAT 74,821 56,205 33.1% $80,000

Policy Acquisition 40,384 31,377 28.5% $60,000

Operating & Admin 22,263 14,052 58.4% $40,000

Interest Expense 151 227 -33.5%

Total Expense 159,396 102,121 56.1% $20,000

$0

Earnings before tax 8,340 33,090 -74.7% Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15

Other Inc (Exp) 185 16 100.0%

Income Tax 3,052 12,127 -74.8% Gross premiums earned Net premiums earned

Net Income 5,473 20,979 -73.9%

Underlying Combined Ratio (CR) 100.4% 79.5% 20.9% …offset by abnormally high

CR 86.9% 80.2% 6.7%

frequency of non-recurring

catastrophe loss events

SEPTEMBER 2015 INVESTOR PRESENTATION: “Managing Volatility” 23

Components of Operating Return on Equity

2011 2012 2013 2014 2015 ¹

ROAE 16.1% 16.1% 20.8% 27.2% 12.6%

70,000

60,000

50,000 Core

UW

40,000 Results

30,000 Driving

Returns

20,000

10,000

0

10,000

20,000

30,000

YE YE YE YE YTD

2011 2012 2013 2014 2015

Underwriting G/L Investment Income Current Year CAT Losses PY Development

¹ Trailing twelve months as of June 30, 2015

SEPTEMBER 2015 INVESTOR PRESENTATION: “Managing Volatility” 24

Strong Performance Relative to Indices

Consistent Dividend Growth

Cumulative Value of $100 Investment from

1/1/11 to 6/30/15

$1,000.00

$800.00 Management

$600.00 Change

$400.00

$200.00

$-

2010 2011 2012 2013 2014 2015

UIHC $ 100.00 $143.55 $ 198.68 $ 464.15 $ 770.06 $576.06

Russell 2000 $ 100.00 $92.64 $ 104.78 $ 140.59 $ 147.11 $153.84

NASDAQ Insr Index $ 100.00 $101.35 $ 114.77 $ 145.42 $ 160.49 $164.19

S&P Insr EFT (KIE) $ 100.00 $123.29 $ 105.93 $ 126.58 $ 179.74 $196.87

Common Stock Dividends

$0.25

$0.20

$0.15

$0.10

$0.05

$

FY11 FY12 FY13 FY14 FY15

Actual Estimated Increased to $0.05

per share on 2/5/15

SEPTEMBER 2015 INVESTOR PRESENTATION: “Managing Volatility” 25

Compelling Valuation

Current Valuation Metrics ¹ 2016 E

NWP Comb. Target

Company Ticker Growth Ratio ROE P / B P / E Price Upside

Allstate Corp. ALL 3.4% 94.1% 9.4% 1.10x 10.3x $ 70.00 24.8%

Berkshire Hathaway BRK/A 4.7% 96.0% 6.8% 1.16x 18.0x $ 209,000 6.4%

Erie Indemnity Co ERIE 24.8% 5.64x 23.5x

Federated National Holding Co FNHC 27.8% 91.7% 16.2% 7.45x 7.6x $ 33.00 52.9%

HCI Group HCI 4.5% 78.4% 19.8% 1.41x 8.4x $ 46.00 25.8%

Horace Mann HMN 3.6% 95.3% 9.5% 1.13x 12.2x $ 35.00 11.9%

Heritage Insurance Holdings HRTG 14.3% 81.4% 23.3% 1.25x 6.8x $ 26.00 50.0%

Infinity Prop. & Cas. Corp. IPCC 7.3% 1.11x 15.7x

Kemper Corporation KMPR 4.7% 0.86x 18.3x

Mercury General MCY 8.1% 1.47x 18.3x

National General Holdings Corp NGHC 13.4% 1.50x 11.9x

Progressive Corp PGR 8.1% 94.5% 13.2% 2.17x 16.6x $ 25.00 ?12.8%

Safety Insurance Group SAFT 8.9% 1.19x 13.5x

State Auto Financial Group STFC 1.6% 98.6% 7.1% 1.04x 15.3x $ 25.00 5.7%

Universal Insurance Holdings UVE 9.2% 78.4% 31.4% 2.43x 8.4x $ 31.00 27.6%

United Insurance Holdings Corp UIHC 18.1% 92.4% 13.8% 1.06x 8.2x $ 21.00 67.6%

Personal Lines Median 6.4% 93.3% 9.5% 1.19x 12.2x

¹ Source: KBW P&C Data Table—Underwriters – Week of September 8th, 2015

SEPTEMBER 2015 INVESTOR PRESENTATION: “Managing Volatility” 26

Insider Interests Properly Aligned

Current Inside Ownership: 21.3%

Total Directors and Officers purchases during 2015: 193,593

2015 Director Purchases

Alec Poitevint 115,000

Bill Hood 35,000

Sherrill Hudson 15,000

Kern Davis 3,500

Kent Whittemore 1,200

2015 Director Sales

2015 Officer Purchases

Deepak Menon 8,576

Kim Salmon 8,517

John Forney 3,000

Andy Swenson 2,000

Brad Martz 1,800

2015 Officer Sales

SEPTEMBER 2015 INVESTOR PRESENTATION: “Managing Volatility” 27

UIHC Investment Thesis

Huge Market Significant, permanent dislocation/lack of capacity in windstorm exposed markets

Opportunity Small market share needed to generate significant premium growth & volume

9th in Florida & 31st nationally in homeowners premium with production in only 9 states

Proven, Proven leader in the world’s peak exposure zone for hurricane risk

Experienced Cumulative written premiums since inception $2.7 billion; cumulative claims paid over $1 billion

Team Anti-fragility demonstrated during 26 different catastrophe events since 1999

Continuity and tenure in Board and leadership team

Conservatively Strong balance sheet with ample equity & liquidity – minimal financial leverage & investment risk

Capitalized Internal capital of nearly a quarter-billion augmented by $1.25 billion of reinsurance

Conservative reserving philosophy with short tail exposure resulting in low reserve risk

Revenue growth and ROAE well in excess of most personal lines peers

Compelling Stock price as of September 4th, 2015 near estimated 2016 book value

Valuation Extrapolation of 1H-2015 results is inconsistent with our historical track record of profitability

Insiders own a lot and are buying more – interests aligned with outside shareholders

SEPTEMBER 2015 INVESTOR PRESENTATION: “Managing Volatility” 28

Safe Harbor – At a Glance

UPC INSURANCE Keep the Promise™

Statements in this presentation that are not historical facts are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "would," "estimate," "or "continue" or the other negative variations thereof or comparable terminology are intended to identify forward-looking statements. The forward-looking statements in this presentation include statements regarding the Company's or management's plans, objectives, goals, strategies, expectations, estimates, beliefs or projections, or any other statements concerning future performance or events. The risks and uncertainties that could cause our actual results to differ from those expressed or implied herein include, without limitation, the success of the Company's marketing initiatives, inflation and other changes in economic conditions (including changes in interest rates and financial markets); the impact of new regulations adopted which affect the property and casualty insurance market; the costs of reinsurance and the collectability of reinsurance, assessments charged by various governmental agencies; pricing competition and other initiatives by competitors; or ability to obtain regulatory approval for requested rate changes, and the timing thereof; legislative and regulatory developments; the outcome of litigation pending against us, including the terms of any settlements; risks related to the nature of our business; dependence on investment income and the composition of our investment portfolio; the adequacy of our liability for loss and loss adjustment expense; insurance agents; claims experience; ratings by industry services; catastrophe losses; reliance on key personnel; weather conditions (including the severity and frequency of storms, hurricanes, tornadoes and hail); changes in loss trends; acts of war and terrorist activities; court decisions and trends in litigation, and health care; and other matters described from time to time by us in our filings with the SEC, including, but not limited to, the Company's Annual Report on Form 10-K for the year ended December 31, 2014. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for a major contingency. Reported results may therefore, appear to be volatile in certain accounting periods. The Company undertakes no obligations to update, change or revise any forward-looking statement, whether as a result of new information, additional or subsequent developments or otherwise.

CORPORATE OVERVIEW	
Exchange:Ticker	NASDAQ : UIHC
Industry	Property/Casualty Insurance
Business	Homeowners Insurance in AL, CT, DE, FL, GA, HI, LA, MA, MD, MS, NC, NH, NJ, NY, RI, SC, TX & VA
HQ	St. Petersburg, FL
Employees	120
Policies in Force	285,333 (at 6/30/15)
Cash / Inv.	$505M (at 6/30/2015)
Dividend	$0.05 (at 8/28/2015)

SEPTEMBER 2015 **INVESTOR PRESENTATION**

29

Definitions of Non-GAAP Measures

We believe that investors’ understanding of UPC Insurance’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Combined ratio excluding the effects of current year catastrophe losses, prior year development from lines in run-off and prior year development (underlying combined ratio) is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of current year catastrophe losses on the combined ratio, the effect of development from lines in run-off and prior year development on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our business that may be obscured by current year catastrophe losses, losses from lines in run-off and prior year development. Current year catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year development from lines in run-off is caused by unexpected development from our commercial auto product that is no longer offered by the Company. Prior year development is unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. The most direct comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered as a substitute for the combined ratio and does not reflect the overall profitability of our business.

SEPTEMBER 2015 INVESTOR PRESENTATION 30

UPC INSURANCESM

Keep the PromiseSM